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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2016

MUSIC OF YOUR LIFE, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-54163	26-2091212
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

3225 McLeod Drive, Suite 100 Las Vegas, Nevada	89121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 351-3021

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02 Unregistered Sales of Equity Securities

On November 29, 2016, the Board of Directors of Music of Your Life, Inc., a Florida corporation (the “Company”) issued an aggregate of 50,000,000 unrestricted shares of registered common stock (the “Shares”) pursuant to the Company’s 2016 Equity Incentive Plan (the “Plan”), as amended November 7, 2016, to consultants of the Company for services rendered to the Company. No solicitation was made and no underwriting discounts were given or paid in connection with these transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Music of Your Life, Inc.

Date: December 2, 2016	By: /s/ Marc Angell
Marc Angell
Chief Executive Officer